UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2007

LAKE SHORE BANCORP, INC.

(Exact name of registrant as specified in its charter)

United States	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On November 14, 2007, Lake Shore Bancorp, Inc. (the “Company”) and Lake Shore Savings Bank (the “Bank”), the Company’s wholly-owned subsidiary, entered into separate parallel Amended and Restated Employment Agreements with David C. Mancuso, President and Chief Executive Officer. The employment agreements were amended and restated for the sole purpose of bringing them into compliance with Section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Code (collectively “Section 409A”).

The Amended and Restated Employment Agreements with Mr. Mancuso are filed herewith as Exhibits 10.1 and 10.2.

On November 14, 2007, the Bank entered into Amended and Restated Change of Control Agreements with Rachel A. Foley, Chief Financial Officer, and Reginald S. Corsi, Executive Vice President and Chief Operations Officer, with such agreements guaranteed by the Company. The change of control agreements were amended and restated for the sole purpose of bringing them into compliance with Section 409A.

The form of Change of Control Agreement (as amended for Section 409A compliance) between the Bank and certain officers is filed herewith as Exhibit 10.3.

On November 14, 2007, the Company and the Bank amended and restated the Severance Pay Plan maintained by the Bank for the sole purpose of bringing it into compliance with Section 409A.

The Amended and Restated Severance Pay Plan of Lake Shore Savings Bank is filed herewith as Exhibit 10.4.

Item 8.01	Other Events.

On November 14, 2007, the Company’s Board of Directors adopted a stock repurchase program. The stock repurchase program authorizes the Company to repurchase up to an aggregate of 141,342 shares of its outstanding common stock in either open market or private transactions. The amount of common stock subject to the repurchase program represents 5% of the Company’s outstanding common stock that is not owned by Lake Shore, MHC. The size and timing of any purchases will depend on price, market and business conditions and other factors.

A copy of the press release announcing the adoption of the stock repurchase program is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement between David C. Mancuso and Lake Shore Bancorp, Inc.

10.2	Amended and Restated Employment Agreement between David C. Mancuso and Lake Shore Savings Bank

10.3	Form of Change of Control Agreement (as amended for Section 409A compliance)

10.4	Amended and Restated Severance Pay Plan of Lake Shore Savings Bank

99.1	Press Release of Lake Shore Bancorp, Inc. dated November 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, INC.

By:	/s/ Rachel A. Foley
Name:	Rachel A. Foley
Title:	Chief Financial Officer

Date: November 16, 2007